Exhibit 10.19

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of this ___ day of _______________________, 2016 by and between Jakroo Inc., a company incorporated under the laws of Nevada, USA (the “Company”), having its principal place of business at 567 W. Las Positas Blvd., Suite 201, Pleasanton, CA 94588, and the person or entity listed on the signature page hereto under the heading “Subscriber” (the “Subscriber”).

WHEREAS, the Company desires to sell up to an aggregate of _________ shares (the “Shares”) of the Company’s common stock, par value US$0.001 per share (the “Common Stock”), for a per share purchase price of US$_______;

WHEREAS, the Subscriber desires to purchase a number of Shares from the Company on such terms, subject to the terms, conditions and restrictions set forth herein; and

WHEREAS, the offer and sale of the Shares by the Company (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

1.            Agreement to Subscribe

1.1       Purchase and Issuance of the Shares.  The Subscriber is hereby subscribing for the number of Shares indicated on the signature page hereto by the caption “Number of Shares Subscribed for” (the “Subscriber’s Shares”), which Subscriber’s Shares will be issued solely to the Subscriber.  The aggregate purchase price for such Subscriber’s Shares (the “Purchase Price”) is indicated on the signature page hereto by the caption, “Purchase Price.”

1.2       Delivery of the Purchase Price.  Upon execution of this Agreement, the Subscriber shall be bound to fulfill its obligations hereunder and hereby irrevocably commits to deliver to the Company, on the date hereof, the Purchase Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Company in its sole and absolute discretion.

2.            Representations and Warranties of the Subscriber

The Subscriber represents and warrants to the Company that:

2.1       Subscriber.  The information concerning the Subscriber provided by the Subscriber to the Company (including the information regarding the Subscriber set forth on the signature page hereto and in the Investor Suitability Questionnaire) is true, complete and accurate in all respects.  The Subscriber has provided to the Company a true, complete and accurate copy of his, her or its People’s Republic of China identification card or other valid photo identification.

2.2       Intent.  The Subscriber is purchasing the Subscriber’s Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person (as defined below) or any other person or entity (whether located in the People’s Republic of China or elsewhere), and not with a view towards the distribution or dissemination thereof.  The Subscriber has no present arrangement to sell or otherwise transfer or dispose of the Subscriber’s Shares to or through any person or entity.  The Subscriber understands that the Subscriber’s Shares must be held indefinitely unless such Subscriber’s Shares are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available.

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2.3       No Obligation to Register Shares.  The Subscriber understands that the Company is under no obligation to register the Subscriber’s Shares under the Securities Act, or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction other than as expressly provided herein.

2.4       Investment Experience.  The Subscriber, or the Subscriber’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters so as to evaluate investments of the kind described in this Agreement.  By reason of the business and financial experience of the Subscriber or his or her professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Subscriber can protect his or her own interests in connection with the transactions described in this Agreement.  The Subscriber is able to afford the loss of his, her or its entire investment in the Subscriber’s Shares.

2.5       Independent Investigation.  The Subscriber, in making the decision to purchase the Subscriber’s Shares, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties, or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement and the exhibits and schedules attached hereto.  The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Company as the Subscriber has requested.

2.6       Authority.  This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.  In case the Subscriber is an entity, it was not formed for the specific purpose of acquiring the Subscriber’s Shares, is a company incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction where it is incorporated. Entering into this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other governing documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound.

2.7       Not a Broker-Dealer.  The Subscriber is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated (as defined below) with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act of 1934, as amended (“Exchange Act”) or engaged in a business that would require it to be so registered, nor is it an Affiliate of a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer.  In the event that such Subscriber is a member of FINRA, or associated or Affiliated with a member of FINRA, such Subscriber agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Subscriber’s Shares. As used herein, “Affiliate” means, with respect to any specified Person: (i) if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument. “Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

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2.8       Not an Underwriter.  The Subscriber is not an underwriter of the Subscriber’s Shares, nor is it an Affiliate of an underwriter of the Subscriber’s Shares.

2.9       No Advice from Company.   The Subscriber acknowledges that he, she or it has had the opportunity to review this Agreement, the exhibits hereto (including the risk factors relating to the Company attached hereto) and the transactions contemplated by this Agreement with the Subscriber’s own legal counsel and investment and tax advisors.  Except for any statements or representations of the Company made in this Agreement, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Subscriber’s Shares and on that basis believes that investing in the Subscriber’s Shares is suitable and appropriate for the Subscriber.

2.10     Regulation S Exemption.  The Subscriber understands that the Subscriber’s Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Subscriber’s Shares.  In this regard, the Subscriber represents, warrants and agrees that:

(i)           The Subscriber is not a U.S. Person and is not an Affiliate of the Company and is not acquiring the Subscriber’s Shares for the account or benefit of a U.S. Person.  A “U.S. Person” means any one of the following:

(A)           any natural person resident in the United States of America;

(B)           any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(C)           any estate of which any executor or administrator is a U.S. Person;

(D)           any trust of which any trustee is a U.S. Person;

(E)           any agency or branch of a foreign entity located in the United States of America;

(F)           any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

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(G)           any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)           any partnership, company, corporation or other entity if:

(1)           organized or incorporated under the laws of any foreign jurisdiction; and

(2)           formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(iii)           The Subscriber will not, during the period commencing on the date of issuance of the Subscriber’s Shares and ending on the six-month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Subscriber’s Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(iv)           The Subscriber will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Subscriber’s Shares only pursuant to registration under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

(v)            The Subscriber was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Subscriber’s Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi)           Neither the Subscriber nor any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Subscriber’s Shares and the Subscriber and any person acting on his or her behalf has complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(vii)         The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii)         Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Subscriber’s Shares.  The Subscriber agrees not to cause any advertisement of the Subscriber’s Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Subscriber’s Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

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(ix)           The Subscriber has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A.

2.11     No Advertisements.  The Subscriber is not subscribing for the Subscriber’s Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

2.12     Legend.  The Subscriber acknowledges and agrees that the Subscriber’s Shares shall bear a restrictive legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

2.13     Economic Considerations.  The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Subscriber has relied solely on his or her own advisors.

2.14     Compliance with Laws.  Any resale of the Subscriber’s Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Subscriber’s Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Subscriber will not offer to sell or sell the Subscriber’s Shares in any jurisdiction unless the Subscriber obtains all required consents, if any. The Subscriber acknowledges that such Subscriber is familiar with Rule 144 (“Rule 144”) under the Securities Act, and has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, such Subscriber will be unable to sell any Subscriber’s Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

2.15     Investment Commitment.  The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and an investment in the Subscriber’s Shares will not cause such overall commitment to become excessive.

2.16     Receipt of Information.  The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that has been requested by the Subscriber.

2.17     No Governmental Review.  The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Subscriber’s Shares or the Company, or (iii) guaranteed or insured any investment in the Subscriber’s Shares or any investment made by the Company.

2.18     Potential Loss of Investment; Risk Factors.  The Subscriber understands that an investment in the Subscriber’s Shares is a speculative investment which involves a high degree of risk and the potential loss of his or her entire investment. The Subscriber has considered carefully and understands the risks associated with an investment in the Subscriber’s Shares, a summary of which risks is annexed hereto as Exhibit B.

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3.            Representations and Warranties of the Company

The Company represents and warrants to the Subscriber that:

3.1       Valid Issuance of Capital Stock.  The total number of shares of all classes of capital stock which the Company has authority to issue is 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock.  As of the date hereof, the Company has 10,188,960 shares of Common Stock issued and outstanding.  All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

3.2       Organization and Qualification.  The Company is a corporation duly incorporated and existing in good standing under the laws of Nevada and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

4.            Legends, etc.

4.1       Legend. Each certificate representing the Subscriber’s Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.2       Subscriber’s Compliance. Nothing in this Section 4 shall affect in any way a Subscriber’s obligations and agreement to comply with all applicable securities laws upon resale of the Subscriber’s Shares.

4.3       Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Subscriber’s Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

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5.            Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to the conflicts of laws principals thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

6.            Assignment; Entire Agreement; Amendment

6.1       Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

6.2       Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.3       Amendment.  Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

6.4       Binding Upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

7.            Notices; Indemnity

7.1       Notices. Unless otherwise provided herein, all notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

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7.2       Indemnification.  The Subscriber shall indemnify and hold the Company and its officers, directors, employees, agents and affiliates harmless from and against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of the Subscriber’s breach of any representation, warranty, covenant or agreement in this Agreement.

8.            Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties executing such counterparts, and all of which together shall constitute one instrument.  Such counterparts may be delivered by facsimile or other electronic transmission, which shall not impair the validity thereof.

9.            Survival; Severability

9.1       Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the date hereof and the issuance of the Subscriber’s Shares.

9.2       Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10.          Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows]

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Number of Shares
Subscribed For:	Print Name of Subscriber:
____________
Purchase Price: US$_____ per share
By:
(Signature of Subscriber or Authorized Signatory)

Address:

Telephone:

Fax:

Email:

Identification Number:

If the Subscriber’s Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Subscriber’s Shares will be held

Identification Number

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ACCEPTANCE OF SUBSCRIPTION

Name of Subscriber

ACCEPTED BY:

JAKROO INC.

By:
Name: Weidong Du
Title: President

Date:  ______________________, 2016

Accepted for   ________ Shares

Address for notices:

567 W. Las Positas Blvd., Suite 201,

Pleasanton, CA 94588

Email: waynedu@jakroo.com

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